Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25I

TENTH AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Tenth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following upon the Effective Date:

1.	CSG and Customer desire to provide Customer with access to CSG’s Customer Value Optional Table in CSG Vantage®.

a.	Therefore, Schedule B, "Products," Exhibit B-1, "Additional Product Information," is modified by adding the following paragraph:

“G.  Customer Value Optional Table in CSG Vantage®.  Customer shall have access to CSG’s Customer Value Optional Table in CSG Vantage.  The Customer Value Optional Table in CSG Vantage provides Customer with the ability to query the monthly recurring value associated with its customers, accounts, and services.  This feature in CSG Vantage allows Customer to query *** (*) ****** of historical item value records, as well as forecasting the monthly recurring value of items up to ******** (**) ****** into the future.  Implementation services and lead times will be set forth in a mutually agreeable document (e.g. either an LOA or SOW).”

b.	Therefore, Schedule F, Section entitled "CSG Products," II.A, "Advanced Reporting," "Vantage," is amended to add the following fees:

Description of Item/Unit of Measure	Frequency	Fee
O. Customer Value Optional Table (Note 1)
1. Setup (per ******* ******)	********	$*********
2. Support Fee (per ***) (Note 2)	*******	$******

Note 1: Fees are based on the CSG Vantage Schema.

Note 2: During the initial *** (*) ****** post implementation of the Customer Value Optional Table in the ACP environment, CSG will monitor the data storage to establish a “benchmark”.  Upon Customer’s implementation of PC/OFM, if within *** ******* ****** (***) **** of the PC/OFM implementation, Customer’s Customer Value Optional Table disk storage increases **** ******* (*%) or more than the benchmark, CSG shall meet with Customer to reevaluate the disk storage costs for Customer Value Optional Table.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

2.	"If to Customer:" in Section 12.9, "Notices," is deleted in its entirety and replaced as follows:

"Charter Communications Holding Company, LLC	and a required copy to:
12405 Powerscourt Drive	******* *******
Saint Louis, MO 63131	12405 Powerscourt Drive
Fax: (***) ********	Saint Louis, MO
Attn: ****** **** ********** ******** ****	Fax: (***) *********

THIS AMENDMENT is executed on the day and year last signed below (the “Effective Date”).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Brian M. Giuespie	By: /s/ Robert M. Scott
Title: Vice President	Title: EVP
Name: Brian M. Giuespie	Name: Robert M. Scott
Date: 23-Feb-2010	Date: 2-24-10